EXHIBIT 99.1

                       CONNECTICUT NATURAL GAS CORPORATION
                                     FORM 8-K
                                  EXHIBIT INDEX


   Exhibit Number           Document Description             Status
   --------------           --------------------             --------
      99.1                  Exhibit Index                    Filed Herewith

       2.1                  Agreement and Plan of Exchange   Filed Herewith

       2.2                  Certificate of Share Exchange    Filed Herewith